Fees Summary	Aug. 12, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 11,314.74
Total Fee Amount	11,314.74
Total Transaction Valuation	81,931,463.25
Total Offset Amount	0
Net Fee	$ 0
Offset Table N/A	N/A